                                                                                                   EXHIBIT 99.2

[LOGO]PHOENIX
     The Phoenix Companies, Inc.            N  E  W  S     R  E  L  E  A  S  E
     One American Row
     PO Box 5056
     Hartford CT 06102-5056
     PhoenixWealthManagement.com

         For:    Immediate Release

         Contact:    Media Relations:     Alice S. Ericson    860-403-5946
                     Investor Relations:  Peter A. Hofmann  860-403-7100

                                  The Phoenix Companies Announces Acquisition
                                 of Minority Interest in Kayne Anderson Rudnick

     Hartford, Conn., October 10, 2005 - The Phoenix Companies, Inc. (NYSE: PNX) announced that today it purchased the 35 percent minority interest in Kayne Anderson Rudnick Investment Management, LLC it did not
     already own, effective September 30, 2005.  The transaction is accretive and completes Phoenix's conversion of its asset management business to a 100-percent-owned model, benefiting the company strategically and financially.

         "Now that the fundamental restructuring of our asset management business is complete, we are well positioned to make it a profitable contributor to Phoenix," said Dona D. Young, Phoenix's chairman, president and chief executive officer.  "We can now get on with the hard work of executing our strategy to realize the full potential of this business, which currently has more than $40 billion in assets under management."

         Daniel T. Geraci, executive vice president, The Phoenix Companies, and president and chief executive officer of Phoenix Investment Partners, said, "Our multi-manager approach maintains each manager's unique culture, investment philosophy and style while providing strong shared support for non-investment functions, such as distribution, administration, operations and product development.  With our new structure now in place, we will be able to leverage our investment capabilities across product categories more effectively and operate more efficiently."

         Going forward, Phoenix plans to build on Kayne Anderson Rudnick's strong operational infrastructure as a shared support service for some of its other investment managers.  National retail distribution will continue to be managed from Phoenix's Hartford, Conn., headquarters, and institutional distribution will be further integrated with Phoenix's existing organization, targeting major market segments.

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                                                                                                   EXHIBIT 99.2

     The Phoenix Companies, Inc. ... 2

         Consideration to Kayne Anderson Rudnick's minority owners will total $80 million.  It will be paid in three installments of approximately $10 million at closing, $10 million on January 3, 2006, and $60 million on January 2, 2007.  The terms are generally consistent with those established under the existing agreements between Phoenix and Kayne Anderson Rudnick's minority owners.

         Allan M. Rudnick, who has served as Kayne Anderson Rudnick's president and chief investment officer, was named chief executive officer, president and chief investment officer.  Stephen A. Rigali, CFA, who has served as chief marketing officer, was named executive vice president.  Founder Richard A. Kayne and
     Ralph Walter, chief operating officer, have agreed to stay on with the firm until December 31, 2006 to help ensure a smooth transition.  Founder John E. Anderson continues to be affiliated with the firm in an advisory capacity.  The entire portfolio management team will remain in place, including Robert A.
     Schwarzkopf, CFA, managing director of Small Cap Equity.

         "The strength of the firm's leadership and the depth of its portfolio management and operational teams are real assets to Phoenix," said Mr. Geraci.  "They are well positioned to continue Kayne Anderson
     Rudnick's 20-year history of excellence."

         Mr. Kayne added, "I am thrilled that Allan will be assuming leadership of the organization.  We have known each other for 30 years and have worked together for more than 15 years.  Allan, John and I built the firm using Allan's Quality at a Reasonable Price(TM) approach, and John and I will continue to support
     Allan as he takes Kayne Anderson Rudnick into its next era."

         "This is an exciting time in the development of our firm, and expanding our relationship with Phoenix is absolutely the right thing to do.  With the two companies fully aligned, we can better capitalize on opportunities for both product and distribution growth," Mr. Rudnick said.

         The transaction will allow Phoenix to expand efforts already underway in its West Coast asset management operations to realize synergies among support functions.  The company expects to realize approximately $15 million in annualized, pre-tax expense savings from these actions in 2006.
     Incorporating these savings, Phoenix's total segment income after taxes will benefit from the transaction by approximately $11 million in 2006.

         Phoenix expects to incur restructuring charges totaling approximately $8 million, after taxes, related to the restructuring of its West Coast asset management operations.  Of these, $4.5 million were recorded in the first half of 2005.  The remaining $3.5 million will be incurred over six quarters, beginning in the third quarter of 2005.

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     The Phoenix Companies, Inc. ... 3

     CONFERENCE CALL
         The Phoenix Companies, Inc. will host a conference call tomorrow, October 11, 2005, at 9 a.m. Eastern time to discuss this transaction with the investment community.  The conference call will be broadcast live over the Internet at www.PhoenixWealthManagement.com in the Investor Relations section. The call also can be accessed by telephone at 1-973-321-1020 (conference ID #6593989).  A replay of the call will be available through October 25, 2005 by telephone at 1-973-341-3080 (pin code 6593989) and on Phoenix's Web site.

         The Phoenix Companies, Inc. is a leading manufacturer of life insurance, annuity and asset management products for the accumulation, preservation and transfer of wealth.  It has two principal operating subsidiaries, Phoenix Life Insurance Company and Phoenix Investment Partners, Ltd.  Through a variety of advisors and financial services firms, the company provides products and services to affluent and high-net-worth individuals and to institutions.  Phoenix has corporate offices in Hartford, Connecticut.

         Phoenix Investment Partners provides individuals and institutions with disciplined money management through a number of investment affiliates and offers managed accounts, mutual funds, institutional asset management, closed-end funds and alternative financial products.  It had $42.3 billion in third party assets under management as of June 30, 2005.  For more information, visit www.PhoenixFunds.com.

         Kayne Anderson Rudnick Investment Management, LLC was founded in 1984 by Richard A. Kayne and John E.
     Anderson.  In 1989, the firm began its current traditional portfolio management under the leadership of
     Allan M. Rudnick, focusing on achieving strong risk-adjusted returns through investment in high-quality companies purchased at reasonable prices.  The firm offers a comprehensive range of portfolio strategies including large cap, small cap, small-mid cap, mid cap, and international equity products as well as fixed income.  Based in Los Angeles, Kayne Anderson Rudnick had $9.6 billion in assets under management as of
     June 30, 2005.

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     The Phoenix Companies, Inc. ... 4

     FORWARD-LOOKING STATEMENT
         This release may contain forward-looking statements within the meaning of the Private Securities
     Litigation Reform Act of 1995, which, by their nature, are subject to risks and uncertainties.  The company intends these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These include statements relating to trends in, or representing management's beliefs about, the company's future strategies, operations and financial results, as well as other statements including words such as "anticipate", "believe," "plan,"
     "estimate," "expect," "intend," "may," "should" and other similar expressions.  Forward-looking statements are made based upon management's current expectations and beliefs concerning trends and future developments and their potential effects on the company.  They are not guarantees of future performance.
     Actual results may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others: (i) changes in general economic conditions, including changes in interest and currency exchange rates and the performance of financial markets; (ii) heightened competition, including with respect to pricing, entry of new competitors and the development of new products and services by new and existing competitors; (iii) the company's primary reliance, as a holding company, on dividends and other payments from its subsidiaries to meet debt payment obligations, particularly since the company's insurance subsidiaries' ability to pay dividends is subject to regulatory restrictions; (iv) regulatory, accounting or tax developments that may affect the company or the cost of, or demand for, its products or services; (v) downgrades in financial strength ratings of the company's insurance subsidiaries or in the company's credit ratings; (vi) discrepancies between actual claims experience and assumptions used in setting prices for the products of insurance subsidiaries and establishing the liabilities of such subsidiaries for future policy benefits and claims relating to such products; (vii) movements in the equity markets that affect our investment results, including those from venture capital, the fees we earn from assets under management and the demand for our variable products;
     (viii) the success and timing of the company's implementation of its strategies; (ix) the effects of closing the company's retail brokerage operations; and (x) other risks and uncertainties described in any of the company's filings with the Securities and Exchange Commission.  The company undertakes no obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

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